UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.   )

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PRASAD SERIES TRUST
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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April 08, 2013

Prasad Growth Fund, a portfolio of Prasad Series Trust

Dear Valued Prasad Growth Fund Shareholder:

The enclosed proxy materials relate to two separate Special Meetings (each a “special meeting” and collectively, the “Special Meetings”) of shareholders (the “Shareholders”) of Prasad Growth Fund, a portfolio of Prasad Series Trust referred to as the “Fund.”

As discussed in the enclosed proxy materials, at the first Special Meeting, Shareholders will be asked to approve a new investment advisory agreement between the Prasad Growth Fund, a portfolio of Prasad Series Trust, and Newmark Investment Management LLC (“Newmark”).  At the second Special Meeting, Shareholders will be asked to elect new Trustees to the Board of the Prasad Growth Fund, a portfolio of Prasad Series Trust. The enclosed Proxy Statement includes instructions on how to cast your vote for each Special Meeting. I encourage you to read the attached materials in their entirety, and if you have any questions, please contact us at (877) 772-7231 or alternatively at (440) 922-0066.

Newmark Investment Management LLC (“Newmark”), an Austin based asset management firm, has entered into an advisory agreement to manage Prasad Series Trust and its portfolio, the Prasad Growth Fund (“New Agreement”).  The Board of Trustees has approved the new advisory agreement with Newmark and is seeking Shareholder approval of the New Agreement.  As a result of the New Agreement, which is expected to close on or about April 30, 2013, the current investment advisory agreement for the Fund will terminate on that date.  Accordingly, you are being asked to approve the New Agreement for the Fund to ensure a smooth transition of the Fund’s assets to Newmark’s management. In addition, you are being asked to elect new Trustees to the Board of the Fund.  Your Proxy Statement includes a description of these proposals. The approval of the New Agreement will include an increase in annual advisory fee rate payable by the Fund as described below in the proposal. The approval of the new Trustees to the Board of the Fund will serve to provide oversight and broad supervision over the affairs of the Fund in the interest of the Fund’s shareholders.

After the New Agreement is approval by Shareholders, the Prasad Growth Fund will be managed by Newmark Investment Management LLC based in Austin, Texas.  Mr. S. Bob Rezaee, Newmark’s principal and Portfolio Manager will be responsible for the daily management of the Fund primarily by conducting extensive fundamental, research-driven analysis and due diligence of companies and their respective industries for investment consideration. We believe Mr. Rezaee’s extensive institutional investment management experience and solid track record will serve the best interest of the Fund’s shareholders.  Further below, you will find information regarding Mr. Rezaee investment career which is provided for your review.

Your Vote Matters!

After careful consideration, the Board has unanimously approved the New Agreement, subject to Fund’s Shareholder approval.  The Board recommends that the Fund’s Shareholders vote “FOR” the approval of the New Agreement and vote “FOR” the new Trustee nominees to the Board. However, the final approval for your Fund requires your vote no matter how large or small your Fund holding as your vote is important.

After you review the proxy materials, please submit your vote promptly to help us avoid the need for additional mailings. Your vote is critical to ensuring a smooth transition, and we are counting on you as a shareholder of the Fund to cast your vote.

For your convenience, you may vote via mail by returning the enclosed proxy cards or you may chose to attend the meeting to submit your vote.

I am confident that the proposed changes will help us better serve the Fund’s shareholders. If you have questions, please contact me at (440) 922-0066 Monday through Friday. I thank you for your time and your prompt vote on these matters.

Sincerely,

Dr. Rajendra Prasad Chairman The Prasad Growth Fund, a portfolio of Prasad Series Trust

PRASAD SERIES TRUST

Prasad Growth Fund

8000 Town Centre Drive, Suite 400

Broadview Height, OH  44147

(440) 922-0066

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the Prasad Growth Fund, a portfolio of Prasad Series Trust:

Notice is hereby given that a first special meeting of shareholders (the “Shareholders”) of the Fund will be held at 8071 Slater Avenue, Suite 204, Huntington Beach, CA  92647, on April 22, 2013 at 12:00 noon Pacific Time.  The Trust is a Delaware business trust and its portfolio is the Fund. In accordance with State of Delaware statute, a proxy statement with this advance notice is being provided for your review, which presents information about the purposes of the Special Meetings. As described in the proxy statement, Shareholders will vote on the following proposal:

1.

To approve a new advisory agreement between the Fund and Newmark Investment Management LLC, as detailed below, which also involves a change to the advisory fee.  In accordance with Fund’s new policy, a 2% redemption fee on Fund’s shares redeemed on a short-term basis will be implemented in order to discourage excessive trading.

In addition, Shareholders will vote on any other business that may properly come before the Special Meetings or any adjournment of the Special Meetings.

The Board of Trustees of the Fund (collectively, the “Board”) recommend that you vote FOR Proposal 1.

Each Shareholder of record of the Prasad Growth Fund as of the close of business on February 1, 2013 (the “Record Date”) is entitled to receive notice of, and to vote at, the applicable Special Meetings and at any adjournment thereof.

Whether or not you expect to attend the Special Meetings, please complete and return the enclosed proxy cards in the accompanying envelope(s). No postage is necessary if mailed in the United States.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Fund’s Shareholders to Be Held on April 22, 2013.

The Proxy Statement is also available at www.prasad.net

 PRASAD SERIES TRUST

Prasad Growth Fund

8000 Town Centre Drive, Suite 400

Broadview Height, OH  44147

(440) 922-0066

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the Prasad Growth Fund, a portfolio of Prasad Series Trust:

Notice is hereby given that a second special meeting of shareholders (the “Shareholders”) of the Fund will be held at 8071 Slater Avenue, Suite 204, Huntington Beach, CA  92647, on April 22, 2013 at 12:00 noon Pacific Time. The Trust is a Delaware business trust and its portfolio is the Fund.  In accordance with State of Delaware statute, a proxy statement with this advance notice is being provided for your review, which presents information about the purposes of the Special Meetings. As described in the proxy statement, Shareholders will vote on the following proposal:

2.	To elect new Trustees for the Prasad Growth Fund, a portfolio of Prasad Series Trust.

In addition, Shareholders will vote on any other business that may properly come before the Special Meetings or any adjournment of the Special Meetings.

The Board of Trustees of the Fund (collectively, the “Board”) recommend that you vote FOR Proposal 2.

Each Shareholder of record of the Prasad Growth Fund as of the close of business on February 1, 2013 (the “Record Date”) is entitled to receive notice of, and to vote at, the applicable Special Meetings and at any adjournment thereof.

Whether or not you expect to attend the Special Meetings, please complete and return the enclosed proxy cards in the accompanying envelope(s). No postage is necessary if mailed in the United States.

Important Notice Regarding the Availability of Proxy Materials for the Special Meetings of Fund’s Shareholders to Be Held on April 22, 2013.

The Proxy Statement is also available at www.prasad.net

 PRASAD SERIES TRUST

Prasad Growth Fund

8000 Town Centre Drive, Suite 400

Broadview Height, OH  44147

(440) 922-0066

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. PLEASE READ THE ENCLOSED PROXY STATEMENT. TO AVOID THE COST OF FOLLOW-UP SOLICITATION AND POSSIBLE ADJOURNMENT, PLEASE COMPLETE THE ATTACHED PROXY CARDS AND RETURN IT PROMPTLY. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH BELOW. IF YOU ATTEND THE SPECIAL MEETINGS, YOU CAN REVOKE YOUR PROXIES AND VOTE YOUR SHARES IN PERSON IF YOU CHOOSE.

Shareholders are invited to attend the Special Meetings in person. Valid photo identification may be required to attend the Special Meetings in person. Any Shareholder who does not expect to attend the Special Meetings is urged to vote by:

• completing the enclosed proxy cards, dating and signing, and returning the proxy cards in the envelope(s) provided, which needs no postage if mailed in the United States;

In order to avoid unnecessary expense, we ask for your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy cards properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy cards.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy cards.

3. Other Accounts: The capacity of the individual signing the proxy cards should be indicated unless it is reflected in the form of registration.

FREQUENTLY ASKED QUESTIONS

Q: WHY HAVE I RECEIVED THIS PROXY STATEMENT?

A: The Board has sent you this Proxy Statement to ask for your vote as a shareholder of the Fund.

Q: WHAT IS HAPPENING?

A: Mutual Funds Leader, Inc. (“MFL”) currently serves as the investment adviser to Prasad Growth Fund, a portfolio of Prasad Series Trust.  Newmark Investment Management LLC (“Newmark”), an Austin based asset management firm, has entered into an agreement to manage Prasad Series Trust and its portfolio, the Prasad Growth Fund (“New Agreement”), subject to Shareholders’ approval.  As a result of the agreement, which is expected to close on or about April 30, 2013, the current investment advisory agreement for the Fund will terminate on that date.  Accordingly, you are being asked to approve a New Agreement for the Fund to ensure a smooth transition of the Fund’s assets to Newmark’s management.  You are also being asked to elect the new Trustees of the Fund.

Q: WHAT AM I VOTING ON?

A: You will vote on: i) approving an investment advisory agreement; and ii) the election of new Trustees of the Fund.

Q: WHY AM I BEING ASKED TO VOTE ON A PROPOSAL TO APPROVE THE NEW AGREEMENTS?

A: The Prasad Growth Fund is presently managed by MFL. The Board has approved a new advisory agreement with Newmark.  Subject to approval by the Shareholders of the Fund, Newmark will assume management of the Prasad Growth Fund replacing MFL. The Shareholders of the Fund must approve the New Agreement in order for the Fund to be managed by Newmark, the new investment advisor. Only upon Shareholders’ approval will the New Agreement with Newmark become effective.  If, for some reason, the new agreement is not approved, then the existing investment advisory agreement with MFL will remain in place and the New Agreement with Newmark will not become effective.  For you review, please refer to the caption regarding Newmark and its Portfolio Manager, Mr. Rezaee to assess the new advisor.

Q: WHO WILL MANAGE MY FUND AFTER THE APPROVAL OF NEW AGREEMENT?

A. Subject to Shareholder approval, the Fund will be managed by Newmark Investment Management LLC and its Portfolio Manager and Principal Mr. Rezaee.  For your review, the Proxy Statement contains more information regarding Newmark, and its owner and Portfolio Manager Mr. Rezaee and his long investment management career.

Q: WHAT WILL THE PRASAD GROWTH FUND BE CALLED GOING FORWARD?

A: On the effective date of the New Agreement, the Prasad Growth Fund, a portfolio of Prasad Series Trust will be rebranded as follows:

Current Name	Post-Transaction Name

Prasad Growth Fund	Newmark Risk-Managed Opportunistic Fund

Q: HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

A: After careful consideration, the Board of Trustees recommends that you vote “FOR” Proposal 1 and  Proposal 2 on the enclosed proxy cards.

Q: WHO IS ENTITLED TO VOTE?

A: If you owned shares of a Fund as of the close of business on the Record Date, February 1, 2013, you are entitled to vote with respect to the Fund. You will be entitled to one vote per share for each share you owned on the Record Date.

Q: DO I NEED TO ATTEND THE SPECIAL MEETINGS IN ORDER TO VOTE?

A: No. You can vote without attending the Special Meetings by completing and mailing the enclosed proxy cards.  You may return the proxy cards in the envelope(s) provided, which will require no postage if mailed in United States.

Q: HOW WILL PROXIES BE SOLICITED?

A: The Prasad Growth Fund intends to solicit proxies by mail.

Q: WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

A: With respect to Proposal 1, relating to the New Agreement, an affirmative vote of a majority of the Fund’s outstanding shares on the Record Date, or if less, at least two-thirds of the shares of the Fund present at the meeting (if more than 50% of the outstanding shares are present in person or by proxy) is necessary for their approval.  With respect to Proposal 2, relating to the election of new Trustees to the Board, the election of the new Trustee will require the affirmative vote of a plurality of the votes of the shares present in person or represented by proxy at the meeting.

Q: CAN THE SPECIAL MEETINGS BE ADJOURNED?

A: Yes. Each of the Special Meetings could be adjourned for any reason, including, for example, if a 50% quorum has not been reached. Any adjournment requires the affirmative vote of more than 50% of the total number of shares of the relevant Fund that are present in person or by proxies when the adjournment is being voted on. For purposes of any adjournment, the persons named as proxies will vote “FOR” any such adjournment all proxies that they are entitled to vote “FOR” the proposals.

Q: WHAT HAPPENS IF I SIGN AND RETURN MY PROXY CARDS BUT DO NOT MARK MY VOTE?

A: Your proxies will be voted in favor of all matters.

Q: MAY I REVOKE MY PROXIES?

A: You may revoke your proxies at any time before it is exercised by giving notice of your revocation to the Fund in writing (by subsequent proxies or otherwise). You may also revoke your proxies by attending the Special Meetings, requesting the return of your proxies and voting in person.

Q: HOW CAN I OBTAIN A COPY OF A FUND’S ANNUAL REPORT?

A: The Fund will furnish, without charge, a copy of its Annual Report and/or Semiannual Report to any Shareholder upon request by writing to the Fund at Prasad Growth Fund, c/o Mutual Shareholder Services LLC, 8000 Town Centre Drive, Suite 400, Broadview Height, Ohio  44147 or by calling us at (877) 772-7231 or alternatively at (440) 922-0066.

Q: WHO ARE THE PRINCIPAL SHAREHOLDERS OF THE FUND?

A.

The principal Shareholders of the Fund are set forth on Annex A to this Proxy Statement.

PRASAD SERIES TRUST

Prasad Growth Fund

8000 Town Centre Drive, Suite 400

Broadview Height, OH  44147

(440) 922-0066

PROXY STATEMENT

SPECIAL MEETINGS OF SHAREHOLDERS

TO BE HELD ON April 22, 2013

This Proxy Statement contains the information that a Shareholder should know before voting on the proposals described in the notice. The Fund will furnish, without charge, a copy of its Annual Report and/or Semiannual Report to any Shareholder upon request by writing to the Fund at Prasad Growth Fund, c/o Mutual Shareholder Services, LLC,  8000 Town Centre Drive, Suite 400, Broadview Height, Ohio 44147 or by calling us at (877) 772-7231 or alternatively at (440)922-0066.

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of the Fund (the “Board”) to be voted at two separate special meetings (each a “Special Meeting” and, collectively, the “Special Meetings”) of shareholders (the “Shareholders”) of the Fund. The first Special Meeting will be held on April 22, 2013 at 12:00 noon Pacific Time and the second Special Meeting will be held on April 22, 2013 at 12:00 noon Pacific Time with both meetings taking place at 8071 Slater Avenue, Suite 204, Huntington Beach, CA  92647. Notices of the Special Meetings of shareholders and proxy cards are accompanying this Proxy Statement. This Proxy Statement is being mailed on or about April 08, 2013 to Shareholders who held shares as of the close of business on February 1, 2013 (the “Record Date”). The Board is soliciting proxies from Shareholders with respect to the proposals set forth in the accompanying notices.

MEETING 1:

PROPOSAL 1

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS BETWEEN THE PRASAD GROWTH FUND, A PORTFOLO OF PRASAD SERIES TRUST AND NEWMARK INVESTMENT MANAGEMENT, LLC

Summary of the New Agreement

 Mutual Funds Leader Inc. (“MFL”) currently serves as the investment adviser to the Fund. On or about late December 2012, MFL entered into a preliminary agreement, pursuant to which Newmark Investment Management LLC is to take over the management of Prasad Series Trust and its portfolio, the Prasad Growth Fund (“the New Agreement”).  The Board of the Fund (the “Board”) met to consider and discuss the potential consequences of the New Agreement to the Fund’s Shareholders during January 2013 on several occasions. The Fund’s Board received information about Newmark Investment Management LLC and its sole Portfolio Manager, Principal and owner, Mr. Rezaee.  The Fund’s Board of Trustees after careful consideration of variety of factors but most importantly Mr. Rezaee’s extensive experience as an institutional investment manager and his solid performance track record arrived at its recommendation.  The Board relied on the details provided below regarding Mr. Rezaee’s extensive investment experience.  In addition, the Fund’s Board reviewed the form of new investment advisory agreement for the Fund (the “New Agreement” attached hereto as Appendix A-1). After careful consideration, the Fund’s Board, including all of the members of the Fund’s Board (“Board Members”) who are not “interested persons” (as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) (each, an “Independent Board member”)) have approved, and you are being asked to approve the New Agreement between the Fund and Newmark.

The New Agreement is expected to close on or about April 30, 2013, subject to Shareholders’ approval.

The New Agreement, if approved, will take effect on or about April 30, 2013.  Approval of the New Agreement will change the annual advisory fee rate payable by the Fund, as explained in the proposal.

Pursuant to Section 15 of the 1940 Act, the existing investment advisory agreement between the Prasad Growth Fund and Mutual Funds leader, Inc. (the “Current Agreement”) terminates upon shareholder approval and Prasad Series Trust, a Delaware business trust and its portfolio Prasad Growth Fund will be under Newmark’s management and its Portfolio Manager, Mr. Rezaee.  Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the Shareholders of such registered investment company. Therefore, in order for Newmark to provide investment advisory services to the Fund, the Shareholders of the Fund must approve the New Agreement between the Fund and Newmark.

Information about Newmark and its Portfolio Manager

Newmark Investment Management, LLC (“Newmark”) is an Austin based investment advisory firm newly established in January 2013 by Mr. Rezaee to principally serve as the advisor to the Fund.  Mr. Rezaee is the sole principal, officer, portfolio manager and owner of Newmark.  Its principal office is located at 2806 Flintrock, Suite A204, Austin, Texas  78738.  Newmark is a SEC registered investment adviser under the Investment Advisers Act of 1940.  Mr. Rezaee will be responsible for the day-to-day portfolio management of the Fund after the Transaction, subject to the approval of the New Agreement by the Fund’s Shareholders.

Prior to establishing Newmark, Mr. Rezaee was the Head of Equities and Senior Portfolio Manager for Cavanal Hill (“CH”) Investment Management until December 2012 with responsibility for the day-to-day portfolio management, equity team supervision, research and research oversight for all CH’s equity offerings.  Mr. Rezaee joined CH in 2006 as a Portfolio Manager responsible for research and portfolio management for CH’s Large Cap Core offering.  In August 2007, he was promoted to the Head of Equities at which time he began the process of expanding CH’s equity offering with the launch of CH’s all cap Dividend Equity Strategy in late 2007.  In June 2009, CH launched its Opportunistic Strategy with Mr. Rezaee as its sole portfolio manager.  The Opportunistic Strategy was initially made available to investors as separately managed accounts (“SMA”).  In September 2011, Opportunistic Strategy’s availability to investors was expanded with its launch in a mutual fund format.  In 2012, the fund’s first full calendar year since its launch and inception-to-date, CH Opportunistic mutual fund was ranked #1 by Lipper Services in its assigned category.  Most similar to Prasad Growth Fund, CH Opportunistic’s investment mandate provides for considerable portfolio management flexibility in order to seek risk-managed returns, comparable to Morningstar’s Long/Short Equity and World Allocation Categories.  As a matter of background, Mr. Rezaee began his investment management career in 1993 as a Research Analyst for Allianz RCM (“RCM”) Capital Management in San Francisco before joining Montgomery Asset Management in 1998 as a Senior Analyst and Portfolio Manager. Mr. Rezaee received a Bachelor of Business Administration (“BBA”) in Accounting and a BBA in Finance from Texas Tech University.  Prior to joining RCM, Mr. Rezaee was a Senior Financial Analyst for Gap, Inc.  Currently, Newmark does not serve as an investment advisor to other funds or any individuals.

Comparison of the Current and New Agreement

Pursuant to the Current Agreements, Mutual Funds Leader, Inc. (“MFL”) has been retained to manage the investments of the Fund and to provide such investment research, advice and supervision, in conformity with the Fund’s investment objectives and policies, as may be necessary for the operations of the Fund.

The Current Agreement was last approved by the Board, including all of the Independent Board Members, in March 2012.

Duties. Pursuant to both the Current Agreement and the New Agreement, MFL and Newmark, respectively, will provide all necessary investment advisory services to the Prasad Growth Fund.

Had the New Agreement been in place for the most recent fiscal year ending March 31, 2012, the fees paid to the Funds would have been greater as detailed immediately below.

Compensation. As compensation for its services to the Prasad Growth Fund, Newmark will receive an annual fee from the Fund in the amount of 1.95% of the Fund’s average daily net assets.  The fees payable to Newmark under the New Agreement provides for a fee increase at an annual rate of 0.45% of the Fund’s average daily net assets, from 1.50% under the Current Agreement to 1.95% of the its average daily net assets under the New Agreement.  The table below provides the fee schedule for the Fund under the Current and New Agreements:

      Current Agreement               New Agreement

      ------------------------             ----------------------

 Maximum Sales Charge

  Imposed on Purchases     ...........................

   None                           None

Maximum Sales Charge

  Imposed on Reinvested Dividends ….......

   None                           None

Maximum Deferred Sales Load …..............

   None                           None

  Annual Fund Operating Expenses (as a

   percentage of average net assets)

Management fees  …..................................

   1.50%                          1.95%

Distribution/12b-1 Service fees …..............

    None                           None

Other expenses............................................

    None                           None

Acquired Fund Fees and Expenses.............

   0.14%                          0.14%

Total Annual Fund

  Operating Expenses...........................

            1.64%                          2.09%

Expense Examples when Comparing Fees and Expenses under the Current and New Agreements:

Refer to the tables below to compare fees and expenses under the Current Agreement and the New Agreement.   The tables illustrate the amount of fees and expenses you and the Fund would pay, assuming a $10,000 initial investment, 5% annual year-end returns, payment of maximum sales charges, and no changes in the Fund's operating expenses. Because these examples are hypothetical and for comparison only, your actual costs may be different.

Expense Example under the Current Agreement:

Prasad Growth Fund 1 Year 3 Years 5 Years 10 Years ----------------------------- ------- ------ ------ ------- Fund Shares ........................... $164 $509 $ 877 $1,912

Expense Example with the New Agreement:

Newmark Risk-managed Opportunistic Fund           1 Year     3 Years     5 Years     10 Years

-------------------------------------------------------           --------      --------       --------      --------

Fund Shares...........................                                     $209         $645         $1,108      $2,386

The New Agreement will result in an increase of 24.8% % in fees paid by shareholders of the Fund in a 10- year period.  The aggregate amount of the Fund’s investment adviser’s fee during 2012 was $4,869.  Had the new fee been in effect throughout 2012, the adviser would have received $6,205 for a fee increase of 27.4% for the year.

Liability. The Current and New Agreements state that neither MFL or Newmark, respectively, will be liable to the Fund for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Agreements relate, except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties under the Agreement.

Term. The Current Agreement has a term of one year in accordance with the requirements of the 1940 Act. The New Agreement has an initial two-year term, and thereafter continuance must be specifically approved at least annually either by: (a) the Board of the respective Fund; or (b) a Majority of the Outstanding Voting Securities (as defined below) of the Fund. Any such continuance also requires the approval of a majority of the Independent Board Members.

In this Proxy Statement, the term “Majority of the Outstanding Voting Securities” of a Fund means the affirmative vote of a majority of the Fund’s outstanding shares on the Record Date, or if less, at least two-thirds of the shares of such Fund present at the relevant Special Meeting (if more than 50% of the outstanding shares are present in person or by proxy).

Any required Shareholder approval of the New Agreement shall be effective with respect to the Fund if a Majority of the Outstanding Voting Securities of the Fund vote to approve it subject to completion of the Transaction.

Broker-Dealers. Each of the Current and New Agreements permits MFL and Newmark, respectively, to cause the Fund to pay broker-dealers that provide brokerage and research services to the relevant investment adviser, commissions for effecting securities transactions in excess of the amount other broker-dealers would charge if MFL or Newmark, as the case may be, determines in good faith that the amount of the commissions are reasonable in relation to the value of the brokerage and research services provided.

Termination. Each of the Current and New Agreements may be terminated at any time, without payment or penalty, by the Board of a Fund or by vote of a Majority of the Outstanding Voting Securities of the Fund, or by MFL and Newmark, respectively, at any time without payment of any penalty, upon 60 days’ prior written notice to the other party.

Each of the Current and New Agreements will automatically terminate in the event of its assignment.

Amendments. Each of the Current and New Agreements may be amended by the parties thereto, provided the amendment is approved by the vote of a majority of the Board Members of the Fund, including a majority of the Independent Board Members. Any required Shareholder approval shall be effective with respect to the Fund if a Majority of the Outstanding Voting Securities of the Fund vote to approve the amendment.

The form of New Agreement is found at Appendix A-1 to this Proxy Statement.  There are no differences between the details of the New Agreement and the Current Agreement except for the stipulation for a fee increase as noted above.

Boards’ Evaluation and Recommendation

The Fund’s Board of Trustees met on two occasions in January 2013 to discuss and analyze information about Newmark Investment Management and its portfolio manager Mr. Rezaee.  In evaluating the New Agreement, the Board considered investment performance, advisory fees, expense ratios, likely portfolio turnover, profitability, fall-out benefits, operations, and administration matters.

Given the Board of Trustees concern and dissatisfaction with Prasad Growth Fund’s returns in recent years, Mr. Rezaee’s performance record in managing CH’s Opportunistic was deemed critical and important in its evaluation and recommendation.  Provided below is the comparative performance information considered by the Board in arriving at its recommendation for the New Agreement. The Board believes that the Fund will in time not be economically viable unless its performance improves soon.  Therefore, improving the Fund’s performance was deemed critical in serving the best interest of the Fund’s shareholders.

Comparative annualized returns, net of fees, for the fifteen full months beginning in September 2011 through November 2012 are provided below:

               --------------------------------------

Cavanal Hill Opportunistic Institutional Fund *                              14.41%

S&P 500 Index

              15.58%

Morningstar Long/Short Equity Category

                2.12%

Morningstar World Allocation Category

                4.09%

Prasad Growth Fund

              <3.14%>

* Mr. Rezaee managed CH’s Opportunistic fund from September 1, 2011, its inception date, until                     December 5, 2012

In recent periods, the Board had become increasingly concerned about the Fund’s weak performance and therefore it considers the New Agreement and the corresponding increase in management fees as necessary in meeting the best interest of the Fund’s shareholders.  The approval of the New Agreement was viewed by the Board as crucial in improving performance and reversing the slide in the Fund’s assets under management.

In its evaluation of the New Agreement and the corresponding increase in management fee, the Board evaluated Morningstar’s most recent report on alternative mutual funds (its risk-managed category of funds) that have similar investment flexibility as the Prasad Growth Fund, which provides greater means to controlling portfolio risk by combination of managing long and short exposures along with tactical timing with the intention of damping downside risk.  Morningstar research report indicated an average annual expense ratio of 2.15% as of September 30th, 2011 for 71 alternative long-short mutual funds.  Therefore, the Board noted the new management fee of 1.95% (the total Fund expense) under the New Agreement compares favorably to the average fund expense ratio of 2.15% provided by Morningstar research.

.

  No. of Long-Short Equity Funds                Fund Expense Ratio

                               ----------------------------------------              --------------------------

Morningstar Database                        71 funds                                                    2.15%

The Morningstar research report regarding this matter was authored by Mallory Horejs, an Alternative Investments Analyst for Morningstar, and is available for greater review by referring to the link below:

http://advisor.morningstar.com/uploaded/pdf/Alt_Long-ShortEquity.pdf

Lastly, in accordance with Fund’s new policy, to discourage excessive trading, effective April 30, 2013, a redemption fee of 2% will be implemented on shares of the Fund redeemed 90 days or less from their date of purchase. The redemption fee is paid directly the Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares.  For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.  The Board of Trustees considered the implementation of a redemption fee of 2% on shares of the Fund redeemed 90 days or less from their date of purchase as serving the best interest of the Fund’s shareholders.  The redemption fee will serve to discourage excessive trading in the Fund, which occurs at the expense of long-term investors, and therefore the Board approved this redemption fee.

Also, the Independent Board of Trustees interviewed Mr. Rezaee as part of its evaluation of Newmark in January 2013.  It concluded that Mr. Rezaee’s extensive institutional investment management experience should serve to improve Fund’s future performance under the New Agreement.  Mr. Rezaee’s extensive investment experience was detailed earlier for your review.

The Board met and further discussed issues and considerations presented by the terms of the New Agreement, and the following factors:

Nature, Quality and Extent of Services. The Board acknowledges that Newmark is a newly formed advisor and has not yet managed funds.  However, the Board deemed Newmark able to provide superior investment management services, including fundamental investment research, market analyses, risk management, and portfolio analysis for the benefit of the Fund in light of Mr. Rezaee’s leadership and ownership of Newmark and his extensive investment experiences as was noted earlier.  Subject to the supervision of the Fund’s Board, Newmark would provide a continuous investment program and overall investment strategies for the Fund, including investment research and management of the Fund under Mr. Rezaee’s leadership. Newmark will provide to the Board such periodic reports concerning the Fund’s business and investments as the Board shall reasonably request.

Economies of scale. The Board recognizes that there are no economies of scale associated with Newmark’s flat advisory fee. An increase in the size of the Fund’s assets under management was considered vital as the current annual advisory fees are negligible. Newmark aims to grow the Fund by seeking to improve its performance over time.

Cost and Profitability. At the current asset level, the Board recognizes that the current flat annual advisory fee is inconsequential and does not currently compensate for the advisor’s expenses.

Administrative Services- The administrative services and management for the Fund are expected to be performed upon completion of the New Agreement by the same personnel (at Mutual Shareholder Services, the Funds’ administrator) and are expected to remain, upon completion of the New Agreement, at least at the present level and quality of services for the Fund.

Advisory Fees and Expenses. The investment advisory fee rate payable by the Fund upon approval of the New Agreement will increase by 0.45% of the Fund’s average daily net assets to 1.95% as payable by the Fund under the New Agreement.  The Fund’s Board determined that the advisory fee for the Fund under the New Agreement is reasonable based on a peer group comparison of the Fund as was noted earlier.

Performance. Newmark’s Mr. Rezaee has achieved favorable performance in comparison to peer as detailed earlier.

The Fund’s Board. Subject to Fund’s shareholder approval, the Fund’s new Board will provide oversight and supervision to the Fund’s operations after approval of the New Agreement. The Fund’s Board will comprise of three Trustees, with two of the Board members being independent Trustees.

Accordingly, after consideration of the above and such other factors and information as was deemed relevant, the Board of Trustees, including the independent Trustees, unanimously recommends approval of the New Agreement, subject to shareholder approval.

.

Recommendation

After careful consideration, the Fund’s Board unanimously recommends a vote “FOR” the approval of the New Agreement between the Fund and Newmark, to take effect upon Shareholders’ approval.  .

MEETING 2:

PROPOSAL 2

ELECTION OF TRUSTEES OF THE PRASAD GROWTH FUND

Background

The purpose of this proposal is to elect a Board of Trustees for the Fund, which involves electing three new Trustees to the Board.  The Board nominees are listed below for election as Trustees, each to hold office until termination, resignation or removal.  It is intended that the persons named as proxies will vote in favor of the election of all of the three nominees listed below, unless such authority has been withheld. Should the nominees be elected, each nominee’s term of office will be until his or her successor is elected and qualified. The nominees listed under “Nominees for Independent Trustee” are Independent Trustees, that is they are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Funds. The nominee listed under “Nominee for Interested Trustee” is an “interested person,” as defined in the 1940 Act, of the Fund by virtue of his position with Newmark Management, LLC (“Newmark”), the Fund’s investment adviser following the transaction.

If the nominees are not elected by Shareholders, each of the current existing Board Trustees will continue to serve until the earlier of his or her death, resignation or election and qualification of his or her successors.

Information about the Nominees

Set forth below are the names of the nominees together with certain information about them. The address of each nominee is c/o Newmark Investment Management, LLC, 2806 Flintrock, Suite A204, Austin, Texas  78738.

Nominee for Interested Trustee2:

Name and Age	Positions, Term of Office[1] and Length of Time Served with the Funds	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Family to be overseen by Trustee	Other Directorships Held During Past Five Years
S. Bob Rezaee (age 51)	Trustee, Chairman of the Board, and Chief Executive Officer of the Fund’s advisor upon shareholder approval	Head of Equities and Senior Portfolio Manager for Cavanal Hill (CH) Investment Management until December 2012 having joined CH in 2006.	1	None

Nominees for Independent Trustees:

Name and Age	Positions, Term of Office[1] and Length of Time Served with the Funds	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Family to be overseen by Trustee	Other Directorships Held During Past Five Years
John Cerelli (age 52)	Trustee of the Fund upon shareholder approval	Chief Financial Officer of The Lancashire Group, a privately held California Corporation, since 2005.	1	None

Name and Age	Positions, Term of Office[1] and Length of Time Served with the Funds	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Family Overseen by Trustee or Director	Other Directorships Held During Past Five Years
Patrick Gaynor (age 48)	Trustee of the Fund upon shareholder approval	A Senior Investment Analyst at Crown Capital Management in Greenbrae, California since 2008.	1	None

1

Each Trustee serves during the lifetime of the Trust or until he or she dies, resigns, retires, is declared  bankrupt or incompetent, or is removed or, if sooner, until the next special meeting of the Funds’ Shareholders and until the election and qualification of his or her successor.

2

Mr. Rezaee is deemed to be an “interested person” of the Trust, as defined by the 1940 Act, because he is an officer of Newmark Investment Management LLC.

Relevant Business and Mutual Fund Experience of the Nominees for Trustee

John Cerelli: Mr. Cerelli will serve as an Independent Trustee of the Fund upon shareholder approval. He is an experienced financial business executive with service in business and finance in various professional capacities since 1983. He is currently the Chief Financial Officer of The Lancashire Group, a privately held California Corporation.  Prior to joining The Lancashire Group, Mr. Cerelli was the Controller for Ross Stores, a publicly held company.  Mr. Cerelli began his career in 1983 as a Credit Analyst at Sprint Corporation.  He holds a Bachelor of Science in Managerial Economics from the University of California at Davis.  Mr. Cerelli many years of business experience as a financial executive, his sound business judgment, strong integrity and personal character, and solid business risk management skills have prepared him to fulfill the responsibilities of an Independent Trustee of the Fund.

Patrick Gaynor: Mr. Gaynor will serve as an Independent Trustee of the Fund upon shareholder approval.  He is an experienced investment analyst and portfolio manager.  As a former corporate auditor, Mr. Gaynor also has extensive experience in assessing factors that may contribute to business risk.  He is currently a Senior Investment Analyst at Crown Capital Management, a California based investment management partnership.  Prior to joining Crown Capital, Mr. Gaynor managed PTR Partners, LLC, a California based hedge fund.  He began his investment management career in 1998 as an analyst for Lonestar Partners, LLC.  His corporate career began in 1987 as an Auditor for Coopers & Lybrand.  Mr. Gaynor received his Bachelor Degree in Accounting from the University of Southern California and a Master of Business Administration from Indiana University.  Mr. Gaynor’s strong knowledge of investment management industry, risk mitigation and management experience, solid business judgment, and his integrity have prepared him to fulfill the responsibilities of an Independent Trustee of the Fund.

S. Bob Rezaee: Mr. Rezaee is deemed to be an “interested person” of the Trust, as defined by the 1940 Act, because he is an officer of Newmark Investment Management LLC.  If approved by the Fund’s shareholders, Mr. Rezaee will be the portfolio manager of the Fund.  Previously, Mr. Rezaee was the Head of Equities and Senior Portfolio Manager for Cavanal Hill (CH) Investment Management until December 2012 with responsibility for the day-to-day portfolio management, equity team supervision, research and research oversight for all CH’s equity offerings.  Mr. Rezaee joined CH in 2006 as a Portfolio Manager responsible for research and portfolio management for CH’s Large Cap Core offering.  In August 2007, he was promoted to the Head of Equities at which time he began the process of expanding CH’s equity offering with the launch of CH’s all cap Dividend Equity Strategy in late 2007.  In June 2009, CH launched its Opportunistic Strategy with Mr. Rezaee as its sole portfolio manager.  The Opportunistic Strategy was initially made available to investors as separately managed accounts.  In September 2011, the Opportunistic Strategy was made available to investors by means of mutual fund.  Similar to Prasad Growth Fund, CH Opportunistic’s investment mandate provided for considerable portfolio management flexibility to seek risk-managed returns.  As a matter of background, Mr. Rezaee began his investment management career in 1993 as a Research Analyst for Allianz RCM (“RCM”) Capital Management in San Francisco before joining Montgomery Asset Management in 1998 as a Senior Analyst and Portfolio Manager. Mr. Rezaee received a Bachelor of Business Administration (“BBA”) in Accounting and a BBA in Finance from Texas Tech University.  Prior to joining RCM, Mr. Rezaee was a Senior Financial Analyst for Gap, Inc.

Each nominee’s qualification and skills on an individual basis and in combination with those of the other nominee’s qualification and skills on an individual basis and in combination with those of the other nominees lead to the conclusion that the new Board of Trustees will possess collectively the requisite skills and attributes to provide oversight of the Fund and broad supervision over the affairs of the Fund.

Board Leadership Structure and Risk Oversight

Since inception, the Fund’s Board has been comprised of at least a majority of independent trustees and remains committed to trustee independence.  The Board oversees risk as part of its general oversight of the Fund and risk is addressed as part of Board activities. The Fund is subject to a number of risks, including, among other risks, investment, compliance, financial, operational, and valuation risks. Day-to-day risk management with respect to the Fund resides with the Adviser or other service providers (depending on the nature of the risk). The Board oversees the Fund’s risk managements. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year by periodically reviewing the Fund’s activities with the Adviser. The Adviser will periodically provide information related to portfolio and operational risk including any changes in risk profile and material risk concerning the Fund, where applicable.

The Board has determined that the Fund’s leadership structure is appropriate as it enables the Board to effectively and efficiently fulfill its oversight responsibilities and it facilitates the exercise of the Board’s independent judgment in evaluating of the Fund and the advisor.

The Board assists in overseeing various types of risks relating to the Funds, including but not limited to, valuation risk, financial risk, compliance risk and operational risk. The Board, through its regular interactions with management of the Adviser during and between meetings, reviews the Adviser’s risk management processes. The Board reviews the fair value determinations of the Adviser. The Board receives regular reports from the Advisor concerning the Fund’s compliance with its Board adopted policies and procedures, the investment policies and limitations, and applicable provisions of the federal securities laws and Internal Revenue Code. As needed, the Adviser discusses management issues regarding the Fund with the Board, soliciting the Board’s input on many aspects of management, including potential risks to the Fund. The Board periodically receives update on aspects of risk that might affect the Fund and offers advice to management, as appropriate. Through its regular interactions, the Board oversees the risk management parameters for the Fund including any violations of the Code of Ethics and any compliance matter brought to its attention.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Adviser, its affiliates, or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s investment goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

There can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the Board.

Standing Board Committees

The role of the Board of Trustees in management of the Fund is oversight.  The Adviser has responsibility for managing the Fund’s portfolio, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).  In connection with its oversight role, the Board, or a subset of the Board consisting of two independent trustees, interacts with and receives reports from senior personnel of the Fund’s service providers, which include, among others, senior investment personnel of the Adviser, the Fund’s Chief Compliance Officer and the Adviser’s Chief Compliance Officer.  Upon shareholder approval, S. Bob Rezaee, Chairman of the Board, also serves as the Fund’s Portfolio Manager, the Fund’s Chief Compliance Officer, the Fund’s Chief Financial Officer, and the Adviser’s Chief Compliance Officer.  The scope of the Board’s oversight responsibility requires that the Board take these multiple roles into account.

Although the Board does not have any committees, the independent trustees have access to the Fund’s independent registered public accounting firm and the Fund’s Chief Financial Officer.  The Board also receives periodic presentations from senior personnel of the Adviser regarding risk management, as well as periodic presentations relating to specific operational and investment functions, such as trading practices and investment research.  From time to time, the Board also receives reports from counsel regarding regulatory compliance and governance matters.  The Board has adopted policies and procedures designed to address a variety of operational and compliance matters.  In addition, the Adviser has adopted certain policies, procedures and controls designed to address particular risks to the Fund’s portfolio.  However, the Board recognizes that it is not possible to eliminate all of the risks which might affect the Fund’s portfolio.  The Board’s oversight role does not make the Board a guarantor of the Fund’s portfolio activities.  The Board of Trustees has no committees to which specific functions are delegated.  For example, the Board of Trustees does not currently have an Audit Committee or an Audit Committee Financial Expert.  The Board of Trustees believes that, given the relatively small size of the Fund, it is not necessary to have an Audit committee or an Audit Committee Financial Expert.  Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects.

Trustee Compensation

No compensation was provided to the Trustees of the Fund during the most recently completed fiscal year.  No compensation is currently planned for the Trustees of the Fund.

Recommendation

The Boards unanimously recommend that Shareholders vote “FOR” each Nominee.

Independent Registered Public Accounting Firm

At a regular meeting of the Board in March 2012, the Boards selected and approved VB&T Certified Public Accountants, PLLC to serve as the Fund’s Independent Auditors for the fiscal year ending March 31, 2013. If requested by any Shareholder at a reasonable time before the Meeting, a representative of VB&T PLLC will be present by telephone at the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she chooses to do so. VB&T PLLC is located at 250 West 57th Street, Suite 1632, New York, NY  10107.

The following table sets forth the aggregate fees billed for professional services rendered to the Trust and the Fund by VB&T PLLC for the fiscal years ended March 31, 2011 and March 31, 2012.

	Audit Fees	Audit-Related Fees	Tax Fees		All Other Fees
Fiscal Year ended March 31, 2011	$5,500	$0	$0		$0
Fiscal Year ended March 31, 2012	$5,500	$0		$0	$0

The Board approved 100% of the audit-related, tax and all other fees described in the table above. The aggregate fees billed by VB&T PLLC during the prior two fiscal years had combined audit fees, audit related fees and tax fees.

ADDITIONAL INFORMATION

Custodian and Administrator

Mutual Shareholder Services, LLC, located at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio  44147, currently serves as the custodian and administrator for the Prasad Growth Fund, and will continue to do so after the Transaction.

Required Vote

For the Fund, approval of Proposal 1 relating to the New Agreement will require the affirmative vote of a Majority of the Outstanding Voting shares of the Fund on the Record Date, or if less, at least two-thirds of the shares of the Fund present at the meeting (if more than 50% of the outstanding shares are present in person or by proxy) is necessary to approve its respective New Agreement.  Approval of Proposal 2, relating to the election of new Trustees to the Board, will require the affirmative vote of a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote for the election of the Trustees. Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or the persons entitled to vote; and (ii) the broker or nominee indicates on the proxy that it does not have discretionary voting power on a particular matter), will be counted for purposes of determining quorum. Since abstentions and broker non-votes will be counted as present, but not as voting in favor of any proposal, these votes will have the same effect as if they had been cast against Proposal 1 and will have no effect on Proposal 2.

Voting Procedures

Valid photo identification may be required to attend the Special Meetings in person. All valid proxies will be voted in accordance with specifications thereon, or in the absence of specifications, for approval of the proposals.

Revocation of Proxies. Proxies may be revoked at any time before the Special Meetings by: (i) a written revocation received by the Fund; (ii) properly executed later-dated proxies received by the Fund, or (iii) an in-person vote at the Special Meetings. Attendance at the Special Meetings will not in and of itself revoke proxies. Shareholders may revoke proxies as often as they wish before the Special Meetings. Only the latest dated, properly executed proxy cards received prior to or at the Special Meetings will be counted.

Quorum. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Special Meetings or any adjournment of the Special Meetings.

Shareholders are entitled to one vote for each share held in the Fund.  In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Special Meetings, the persons named as proxies may propose one or more adjournments of the Special Meetings with respect to any proposal in accordance with applicable law to permit further solicitation of proxies. Any adjournment of a Special Meeting will require the affirmative vote of the holders of a majority of the applicable Fund’s shares cast at such Special Meeting, and any adjournment with respect to any proposal will require the affirmative vote of the holders of a majority of the shares entitled to vote on the proposal cast at the Special Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.

Cost of Preparation and Distribution of Proxy Materials. The costs of the preparation of these proxy materials and their distribution will be borne by MFL.

Shareholders Sharing the Same Address

As permitted by law, only one copy of this proxy statement may be delivered to Shareholders residing at the same address, unless such shareholders have notified the Fund of their desire to receive multiple copies of the shareholder reports and other materials that the Fund sends. If you would like to receive an additional copy, please contact the Fund by writing to the Fund at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio  44147, or by calling (440) 922-0066. The Funds will then promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Funds’ shareholder reports and other materials in the future and Shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, also should send a request as indicated.

Shareholder Proposals

The fund is not required to hold annual shareholder meetings. Because the Fund does not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided. To be considered for inclusion in the proxy statement for any subsequent meeting of shareholders, a shareholder proposal must be submitted at a reasonable time before the proxy statement for the meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

Other Matters

The Boards do not know of any matters to be presented at the Special Meetings other than those described in this Proxy Statement. If any other matters properly come before the Special Meetings, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETINGS IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARDS IN THE ENCLOSED ENVELOPE(S).

ANNEX A

Fund Ownership and Principal Shareholders

The following tables set forth certain information regarding the ownership of shares of the Funds as of the Record Date which is February 1, 2013 by each person or entity known by the Funds to own beneficially or of record more than five percent of the shares of the Fund in question.

Name and Address	Percentage of Ownership
S. Bob Rezaee 2806 Flintrock, Suite A204 Austin, TX 78738	29.01%
Rajendra Prasad IRA 1310 East Ocean Blvd., #1401 Long Beach, CA 90802	13.44%
Coast Hematology Oncology PSPP 701 E. 28th Street, Suite 418 Long Beach, CA 90806	12.26%

APPENDIX A-1

Form of

INVESTMENT ADVISORY AGREEMENT WITH NEWMARK

 Newmark Investment Management, LLC

2806 Flintrock, Suite A204

Austin, Texas  78738

Dear Sirs:

Prasad Series Trust, a Delaware business trust (the “Trust”), herewith confirms its agreement with Newmark Investment  Management LLC (“NIM”) as follows:

The Trust desires to employ its capital by investing and reinvesting the same in investments of the type and in accordance with the limitations specified in its Prospectus from time to time in effect, copies of which have been or will be submitted to NIM, and in such manner and to such extend as may from time to time be approved by the Board of Trustees of the Trust.  The Trust desires to employ NIM to act as the investment advisor and administrator for its investment portfolio, Newmark Risk-Managed Opportunistic Fund (the “Fund”), formerly Prasad Growth Fund, effective April 1, 2013.

Subject to the supervision and approval of the Board of Trustees, NIM will provide investment management of the Fund’s portfolio in accordance with the Fund’s investment objective and policies as stated in its most recent Prospectus delivered to NIM, upon which NIM shall be entitled to rely.  In connection therewith, NIM will provide investment research and supervision of the Fund’s investments and conduct a continuous program of investment, evaluation and, if and where appropriate, sale and reinvestment of the Fund’s assets.  NIM will furnish to the Trust such statistical information with respect to the investments which the Fund may hold or contemplate purchasing as the Trust may reasonably request.  The Board wishes to be kept informed of important developments that materially affect its portfolio and shall expect NIM, on its own initiative, to furnish to the Board from time to time such information as NIM may believe appropriate and timely for this purpose.

In providing investment management services to the Trust, NIM shall give primary consideration to securing the most favorable price and efficient execution, and in compliance with the limitations detailed in Section 28 (e) of the Securities Exchange Act of 1934.  In so doing, NIM may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of NIM may also be a party.  The Trust recognizes that it is desirable for NIM to have access to supplemental investment and market research and security and economic analysis provided by brokers and that such brokers may execute brokerage transactions at a higher cost to the Trust that may result when allocating brokerage services to other brokers on the basis of seeking the most favorable price and efficient execution.  Therefore, NIM is authorized to pay higher brokerage commissions for the purchase and sale of securities for the Fund to brokers who provide such research and analysis, subject to review by the Board of Trustees from time to time with respect to the extent and continuation of this practice.  It is understood that the services provided by such brokers may be useful to NIM in connection with its services to its clients including the Fund.

On occasions when NIM deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, NIM, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by NIM in the manner it considers to be the most equitable and consistent with it fiduciary obligations to the Fund and to such other clients.

NIM shall maintain such office facilities and administrative services necessary to perform its duties under this Agreement.  In addition, NIM will prepare and file various returns, reports and registrations required by Federal and state law and respond to shareholder communications.  Subject to the direction of the Board of Trustees, NIM shall be responsible for the overall management of the business affairs of the Trust.

NIM shall exercise its best judgment in rendering to the Trust the services described above and the Trust agrees as an inducement to NIM’s undertaking the same that NIM shall not be liable hereunder for any mistake of judgment or in any other event against any liability to the Trust or to its security holders to which NIM would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties hereunder, or by reason of NIM’s reckless disregard of its obligations and duties hereunder.

NIM shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as its shall from time to time as it determines necessary or useful to the performance of its obligations under this Agreement.  Without limiting the generality of the foregoing, the staff and personnel of NIM shall be deemed to include persons employed or otherwise retained by NIM to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as NIM may desire.  NIM shall, as agent for the Trust, maintain the Trust’s records and books of account (other than those maintained by the Fund’s transfer agent, registrar, custodian, and other agencies), including records of portfolio transactions.  All such books and records so maintained shall be the property of each Fund and, upon request therefore, NIM shall surrender to such Fund the books and records so requested.

Unless sooner terminated, this Agreement shall continue until two years from the date of this Agreement (and for any Fund subsequently added to this Agreement, an initial period of no more than two years) and thereafter shall continue automatically for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually by the Fund’s Board of Trustees or the vote of the lesser of (a) 67% of the shares of a Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund; provided further that in either event its continuance also is approved by a majority of the Fund’s Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty by vote of a majority of the Fund’s Board of Trustees, or, with respect to a Fund, by “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of that Fund, or by the Adviser, in each case, upon not less than sixty (60) days’ written notice to the other party.

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment.

NIM shall bear the cost of rendering the investment management, supervisory and administrative services to be performed by it under this Agreement, and shall at its own expense pay the compensation of the officers and employees, if any, of the Trust who are employees of NIM.

In consideration of services rendered pursuant to this Agreement, the Trust will pay NIM on the first business day of each month for fee accrued at the annual rate of 1.95% of the average value of the Fund’s daily net assets, and NIM shall now bear all operating expenses of the Fund, with the exception of brokerage, taxes, interest and extraordinary expenses (including, without limitation litigation and indemnification costs and obligations).

If the foregoing is in accordance with your understanding, please indicate by signing and returning to us in the enclosed copy hereof.

Very truly yours,

_________________                                        PRASAD SERIES TRUST

By:

_______________

Newmark Investment  Management, LLC

By:

__

PROXY CARD
PRASAD GROWTH FUND

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 22, 2013

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Simple methods to vote your proxy:

MAIL	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

 PRASAD GROWTH FUND, A PORTFOLIO OF PRASAD SERIES TRUST

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

Please vote, date and sign this proxy card and return it promptly in the enclosed envelope

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example:	*

VOTE ON PROPOSAL:		FOR	AGAINST	ABSTAIN
1	To approve a New Investment Advisory Agreement between the Prasad Growth Fund and Newmark Investment Management, LLC	□	□	□

YOU MAY VOTE BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

Vote this proxy card TODAY!

Your prompt response will save the expense

of additional mailings

PROXY CARD
PRASAD GROWTH FUND

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 22, 2013

This proxy card must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign. By signing this proxy card, you acknowledge that you have received the proxy statement/prospectus that the proxy card accompanies.

Signature	Date

Signature (if held jointly)	Date

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Simple methods to vote your proxy:

MAIL	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

PRASAD GROWTH FUND, A PORTFOLIO OF PRASAD SERIES TRUST

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

Please vote, date and sign this proxy card and return it promptly in the enclosed envelope

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example:	*

VOTE ON PROPOSAL:

2	Election of new Trustees.	FOR all nominees listed (except as noted on the line below)	WITHHOLD authority to vote for all nominees
		□	□
01. John Cerelli
02. Patrick Gaynor
03. S. Bob Rezaee

 To withhold authority to vote for any individual nominees, mark "For All Except" and write the nominee number(s) and/or name(s) on the line below.

* Each Director serves as such during the lifetime of the Fund or until he or she dies, resigns, retires, is declared bankrupt or incompetent, or is removed or, if sooner, until the next special meeting of the Fund's shareholders and until the election and qualification of his or her successor.

YOU MAY VOTE BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

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